UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2014

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3041 W. Pasadena Drive, Boise, ID 83705

(Address of principal executive offices)   (Zip Code)

(208) 955-8930

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 2, 2014 MWI Veterinary Supply, Inc., through its subsidiaries, completed the acquisition of all of the outstanding shares of Vetspace Limited, Planet Software Limited and Vetspace Inc. (collectively “Vetspace”).  Vetspace is a provider of practice management software to veterinary practices, principally in the United Kingdom.  A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)             Exhibits

99.1	MWI Veterinary Supply, Inc. press release dated September 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: September 2, 2014	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration, Chief Executive Officer